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                                                               December 29, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Commissioners:

We have read the statements made by Mid-State Raceway, Inc. (copy attached), which we understand have been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of Mid-State's Form 8-K report dated December 18, 2003.

We agree with the statements concerning our firm in such Form 8-K.

                                               Very truly yours,

                                               URBACH KAHN & WERLIN LLP



                                               /s/ Paul L. Goetz
                                               -----------------
                                               Paul L. Goetz, CPA
                                               Partner

PLG:lsy

Enclosure